UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2006

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
(Exact Name of Registrant as Specified in Charter)

Bermuda (State or Other Jurisdiction of Incorporation)	001-32938 (Commission File Number)	98-0481737 (I.R.S. Employer Identification No.)
43 Victoria Street
Hamilton HM 12, Bermuda
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (441) 278-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     In connection with the appointment of Mr. Philip DeFeo to the Board of Directors of Allied World Assurance Company Holdings, Ltd (the “Company”), as described in Item 5.02 below, the Company anticipates entering into an indemnification agreement with Mr. DeFeo, dated as of November 10, 2006, in such form as previously approved by the Company’s Board of Directors (the “Indemnification Agreement”). Mr. DeFeo’s Indemnification Agreement shall contain the same terms and conditions as those previously entered into by the Company with members of its Board of Directors and certain members of its senior management. A copy of the form of Indemnification Agreement was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2006 and is incorporated herein by reference. The description of the Indemnification Agreement contained herein is qualified in its entirety by reference to the form of Indemnification Agreement filed therewith.
     In general, the Indemnification Agreement provides that the Company will, to the fullest extent permitted by applicable law (except in certain limited circumstances) and the Company’s Bye-laws and Memorandum of Association, indemnify the indemnitee against all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed criminal, civil, administrative or investigative action brought against the indemnitee or in which he otherwise becomes involved as a witness by reason of his relationship with the Company. The Indemnification Agreement also provides for indemnification rights regarding proceedings brought by or in the right of the Company. In addition, the Indemnification Agreement provides for the advancement of expenses incurred by the indemnitee in connection with any proceeding covered by the Indemnification Agreement, provided that the indemnitee submits a written affirmation of the indemnitee’s good faith belief that the indemnitee has met the standard of conduct necessary for indemnification under the Indemnification Agreement.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On November 10, 2006, Mr. DeFeo became of member of the Company’s Board of Directors. On November 15, 2006, the Company issued a press release announcing this appointment. This appointment fills a casual vacancy on the Company’s Board of Directors, which is now comprised of eight members. The appointment of Mr. DeFeo to the Company’s Board of Directors was recommended by the Nominating & Corporate Governance Committee and unanimously approved by the Board. At the present time, the Board of Directors has not determined any committees to which Mr. DeFeo may be appointed. Effective as of the beginning of each year commencing in January 2007, Mr. DeFeo, together with the Company’s other non-employee directors, shall receive pursuant to the Company’s Amended and Restated 2004 Stock Incentive Plan an annual equity award of the Company’s restricted stock units worth $65,000, which restricted stock units shall vest one year from the date of the award.
     A copy of the press release announcing Mr. DeFeo’s appointment to the Board of Directors is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2006).

99.1	Press release, dated November 15, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD

Dated: November 15, 2006	By:	/s/ Wesley D. Dupont

	Name:	Wesley D. Dupont
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2006).

99.1	Press release, dated November 15, 2006.